Exhibit 99.7
CONSENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-59210, 333-71596, 333-118113 and 333-130406) and on Form S-3 (Nos. 333-46055, 33-38869, 333-45377, 333-56873, 333-62156, 333-69294, 333-82212, 333-121502, 333-121504, 333-125077, 333-131393, 333-135816, 333-135962 and 333-137093) of Vector Group Ltd. of our report dated February 29, 2008 relating to the financial statements of Vector Tobacco Inc., which appears in this Current Report on Form 8-K of Vector Group Ltd.
/s/ PricewaterhouseCoopers LLP
Raleigh, North Carolina
April 4, 2008